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                         SMITH BARNEY WORLD FUNDS, INC.
                               Pacific Portfolio

                              7 World Trade Center
                           New York, New York  10048

                                                               November 20, 2000

Dear Shareholders:

     It has recently come to our attention that some of our shareholders did not initially receive the proper proxy statement for the Special Meeting of Shareholders originally scheduled to be held on November 22, 2000. In order to allow shareholders sufficient time to review their proxy materials and record their vote, the Board of Directors has passed a resolution to postpone the Special Meeting of Shareholders to December 1, 2000. Please note that for those shareholders who have previously received the proper proxy statement and submitted their proxies, such proxies will continue to be deemed valid. If you need new proxy cards or would like more information, please call 1-888-291-3927.

     As previously noted, you are being asked to vote on an Agreement and Plan of Reorganization whereby all of the assets of the Pacific Portfolio (the "Fund"), a series of Smith Barney World Funds, Inc. ("World Funds"), would be transferred in a tax-free reorganization to the Smith Barney International Aggressive Growth Fund (the "Acquiring Fund"), a series of Smith Barney Investment Series ("Investment Series") (formerly Concert Investment Series), in exchange for shares of the corresponding class of shares of beneficial interest of the Acquiring Fund. If the Agreement and Plan of Reorganization is approved and consummated, you would no longer be a shareholder of the Fund, but would become a shareholder of the corresponding class of shares of beneficial interest of the Acquiring Fund, which has similar investment objectives and policies to your Fund, except that it is not substantially limited in its investing to securities of companies in the Asia Pacific region as described in the Prospectus/Proxy Statement.

     AFTER CAREFUL REVIEW, THE MEMBERS OF YOUR FUND'S BOARD HAVE APPROVED THE PROPOSED REORGANIZATION. THE BOARD MEMBERS OF YOUR FUND CONTINUE TO BELIEVE THAT THE PROPOSAL SET FORTH IN THE NOTICE OF MEETING FOR YOUR FUND IS IMPORTANT AND RECOMMEND THAT YOU READ THE PREVIOUSLY DISTRIBUTED MATERIALS CAREFULLY AND THEN VOTE FOR THE PROPOSAL.

     Your vote is important. IF YOU HAVE NOT DONE SO ALREADY, PLEASE TAKE A MOMENT TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE PREVIOUSLY DISTRIBUTED POSTAGE-PAID RETURN ENVELOPE. For more information, please call 1-800-451-2010. If you prefer, you can vote by telephone or through the internet by using the information located on your proxy card. The Fund may also solicit proxies from shareholders by letter and/or telephone. Voting by telephone or through the internet will reduce the time and costs associated with the proxy solicitation. When the Fund records proxies by telephone or through the internet, it will use procedures designed to (i) authenticate
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shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded.

     Whichever voting method you choose, please read the full text of the previously distributed Prospectus/Proxy Statement before you vote.

     Please note that ADP will bear all costs of this additional mailing. We apologize for any inconvenience this may have caused you.


Respectfully,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman of the Board, President and Chief Executive Officer
Smith Barney World Funds, Inc.

          WE URGE YOU TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE PREVIOUSLY DISTRIBUTED POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
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                         SMITH BARNEY WORLD FUNDS, INC.
                               Pacific Portfolio

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

     Please take notice that a Special Meeting of Shareholders (the "Special Meeting") of Smith Barney World Funds, Inc. ("World Funds"), on behalf of its series, the Pacific Portfolio (the "Fund"), originally scheduled to be held on November 22, 2000, will now be held at the offices of SSB Citi Fund Management LLC, 7 World Trade Center, New York, New York 10048, on December 1, 2000, at 9:00 a.m., Eastern time, for the following purposes:

     PROPOSAL 1:  To approve an Agreement and Plan of Reorganization for the
                  Fund;

     PROPOSAL 2:  To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

     The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments thereof.

     Holders of record of shares of the Fund at the close of business on October 13, 2000 are entitled to vote at the Special Meeting and at any adjournments thereof.

     If the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's outstanding shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal. For more information, please call 1-800-451-2010.

                              By Order of the Board of Directors


                                     Christina T. Sydor
                                     Secretary
November 20, 2000

IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE PREVIOUSLY DISTRIBUTED PROXY CARD(S) AND RETURN THE CARD(S) IN THE PREVIOUSLY DISTRIBUTED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE PROXY CARD(S) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETING. IF YOU CAN ATTEND THE SPECIAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.